Oppenheimer Main Street Fund®/VA

Supplement dated May 19, 2009 to the

Prospectus dated April 30, 2009

This supplement amends the Prospectus of Oppenheimer Main Street Fund/VA (the “Fund”) dated April 30, 2009.

1. The second sentence of the first paragraph on the front cover page of the Prospectus is deleted in its entirety and replaced with the following:

It emphasizes investments in common stocks based on analyses using fundamental research and quantitative models.

2. The section "The Fund’s Main Investment Strategies," beginning on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

THE FUND'S MAIN INVESTMENT STRATEGIES. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges based on fundamental analysis and quantitative models. The Fund currently focuses on larger capitalization issuers.

What are "Larger-Capitalization" Issuers?  The Fund considers companies with market capitalizations equal to the companies in the Russell 1000 to be "large-capitalization" (or "larger-cap") issuers.

3. The section "How Do the Portfolio Managers Decide What to Buy or Sell," beginning on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

HOW THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL.  The Fund's portfolio managers use fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•

a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The portfolio managers may also consider an industry’s outlook, market trends and general economic conditions.

•	quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The Fund aims to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. In addition, the portfolio managers use the following sell criteria:

•	the stock price is approaching its target

•	the company’s competitive position deteriorates

•	poor execution by the company’s management, or

•	more attractive alternative investment ideas have been identified.

4. The section "The Fund’s Principal Investment Policies and Risks," under “About the Fund’s Investments” beginning on page 7 of the Prospectus, is deleted in its entirety and is replaced by the following:

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS.  The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

COMMON STOCK.  Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

DIVERSIFICATION AND CONCENTRATION.  The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry.  At times, however, the Fund may emphasize investments in some industries more than others.

5. After the last paragraph in the section entitled “Foreign Investing” under “Other Investment Strategies and Risks," on page 10 of the Prospectus, the following paragraphs are added:

The Fund may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. The Fund may purchase American Depository Shares (“ADS”) as part of American Depository Receipt (“ADR”) issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including “unseasoned” companies that have been in operations for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of less. They may be more sensitive to changes in a company’s earnings expectations and may experience more abrupt and erratic price movements. Smaller companies’ securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly of they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

Exchange-Traded Funds. The Fund can invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining exposure to securities represented by the ETFs portfolio at times when the Fund may not be able to buy those securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. At the same time, the Fund would bear its own management fees and expenses. The Fund does not intend to invest in other ETFs unless the portfolio manager believes that the potential benefits of the investment justify the expenses. The Funds' investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

6. The section "How the Fund is Managed – Portfolio Managers," beginning on page 13 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The Fund's portfolio is managed by Manind (“Mani”) Govil and Benjamin Ram, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Govil has been lead portfolio manager of the Fund and Mr. Ram has been co-portfolio manager of the Fund since May 2009.

Mr. Govil, CFA, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Ram has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financials analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares.

May 19, 2009                                                                                                                                 PS0650.007